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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 24, 2003



                             Alderwoods Group, Inc.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)



      Delaware                        000-33277               52-1522627
(State or Other Jurisdiction         (Commission             (IRS Employer
    of Incorporation)                File Number)          Identification No.)



          311 Elm Street, Suite 1000, Cincinnati, Ohio             45202
--------------------------------------------------------------------------------
            (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (513) 768-7400
                                                          ---------------


                                 Not Applicable
                                 --------------

          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)               Exhibits.

                  Number         Description
                  ------         -----------

                  99.1           Press Release issued July 24, 2003.



ITEM 9.   REGULATION FD DISCLOSURE.

The following information is furnished under Item 12. "Results of Operations and Financial Condition," under Item 9. "Regulation FD Disclosure" in accordance with SEC Release No. 33-8216.

On July 24, 2003, Alderwoods Group, Inc. issued a press release announcing the unaudited second quarter results for the 12 weeks and 24 weeks ended June 14, 2003, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

This Form 8-K and the attached Exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALDERWOODS GROUP, INC.

Dated:  July 24, 2003


                                            By: /s/ Ellen Neeman
                                               -------------------------------
                                            Name:  Ellen Neeman
                                            Title: Senior Vice President,
                                                   Legal and Compliance


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                                  EXHIBIT INDEX
                                  -------------


         Number      Description
         ------      -----------

         99.1        Press Release, dated July 24, 2003.